SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) February 25, 1998


                              MATLACK SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



     Delaware                          1-10105                51-0310173
 (State or Other Jurisdiction         (Commission           (IRS Employer
  of Incorporation)                   File Number)        Identification No.)



2200 Concord Pike, Wilmington, Delaware                             19803
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (302) 426-2700


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On February 25, 1998 Matlack Systems, Inc., a Delaware corporation ("Matlack"), and Apollo Management L.P. ("Apollo") entered into a Letter of Intent (the "Letter of Intent") pursuant to which Palestra Acquisition Corp., a Delaware corporation formed by Apollo ("Palestra"), agreed to purchase all of the issued and outstanding common stock, par value $1.00 per share (the "Common Stock"), of Matlack, subject to various conditions specified therein. The purchase price, to be paid in cash, will be $12.00 per share of Common Stock. The Letter of Intent will expire on March 14, 1998 unless the parties execute a definitive agreement containing the negotiated terms of the proposed transaction or agree to extend the termination date. The description of the Letter of Intent set forth herein does not purport to be complete and is qualified in its entirely by the provisions of the Letter of Intent, which is attached hereto as Exhibit A and is incorporated herein by reference.

         In connection with the proposed merger of Palestra into Matlack and simultaneous with the Letter of Intent, on February 25, 1998 Rollins Properties, Inc. ("Rollins Properties"), the beneficial owner of 7% of Matlack Common Stock, entered into an Option Agreement with Apollo and Palestra (the "Option Agreement"), a copy of which is attached hereto as Exhibit C and is incorporated herein by reference, pursuant to which Rollins Properties agreed to sell all of its Common Stock to Palestra upon the fulfillment of certain conditions. In addition, other of Matlack's shareholders, specifically John W. Rollins, Sr., John W. Rollins, Jr. and Henry B. Tippie (such shareholders collectively, the "Selling Shareholders") entered into an agreement with Apollo and Palestra on February 25, 1998 (the "Support Agreement") pursuant to which (I) Palestra may, upon written notice to the Selling Shareholders and the occurrence of certain conditions, purchase all of the Selling Shareholders' Common Stock and (ii) the Selling Shareholders appoint an individual designated by Palestra as each of the Selling Shareholders' proxy and attorney-in-fact (with full power of substitution) to vote the Selling Shareholders' Common Stock at any meeting of Matlack's shareholders in favor of the transactions contemplated by the Letter of Intent. The Support Agreement is attached hereto as Exhibit D and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

The following exhibits are filed herewith:

99.A Letter of Intent, dated February 25, 1998, by and between Matlack Systems, Inc. and Apollo Management, L.P.

99.B     Press release dated February 25, 1998.

99.C Option Agreement, dated February 25, 1998, by and among Rollins Properties, Inc., Apollo Management, L.P. and Palestra Acquisition Corp.

99.D Support Agreement #1, dated February 25, 1998, by and among John W. Rollins, Sr., John W. Rollins, Jr. and Henry B. Tippie, Apollo Management L.P. and Palestra Acquisition Corp.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MATLACK SYSTEMS, INC.


Dated:  March 11, 1998                      By:____________________________
                                            Name: Michael B. Kinnard
                                            Title: Vice-President
                                                     and General Counsel

                                  EXHIBIT INDEX



EXHIBIT NUMBER                 DESCRIPTION

      99.A Letter of Intent, dated February 25, 1998, by and between Matlack Systems, Inc. and Apollo Management, L.P.

      99.B            Press release dated February 25, 1998.

      99.C Option Agreement, dated February 25, 1998, by and among Rollins Properties, Inc., Apollo Management, L.P. and Palestra Acquisition Corp.

      99.D Support Agreement #1, dated February 25, 1998, by and among John W. Rollins, Sr., John W. Rollins, Jr. and Henry
                      B. Tippie, Apollo Management, L.P. and Palestra Acquisition Corp.